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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 14, 2005

                            NUVEEN INVESTMENTS, INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                       1-11123                36-3817266
(State or Other Jurisdiction of       (Commission File         (I.R.S. Employer
        Incorporation)                     Number)           Identification No.)

333 West Wacker Drive, Chicago, Illinois                           60606
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (312) 917-7700

                                 Not Applicable
                      ------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule l4a-12 under the Exchange Act
    (17 CFR 240.l4a-12)

[ ] Pre-commencement communications pursuant to Rule l4d- 2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[ ] Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))



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Item 1.01 Entry into a Material Definitive Agreement

         The Compensation Committee of the Board of Directors of Nuveen Investments, Inc. (the "Company") approved, effective January 14, 2004, Long-Term Equity Performance Awards of restricted stock and stock options (the "Performance Awards") to 24 officers of the Company, including each of its named executive officers. The Performance Awards were made pursuant to the Second Amendment and Restatement of the Nuveen 1996 Equity Incentive Award Plan (the "Plan"), which was approved by the Company's stockholders in 2002. The Performance Awards include a total of 269,300 shares of restricted stock and ten-year options to purchase 1,443,000 shares of stock.

         The Performance Awards will be earned through a combination of the Company's achieving specified performance thresholds (the "Performance Thresholds") during the three-year period from 2005 through 2007 (the "Performance Period") with subsequent time-based vesting for each recipient. All of the Performance Awards will be earned if both Performance Thresholds are satisfied and one-half of the Performance Awards will be earned if only one of the two specified Performance Thresholds is satisfied (subject, in each case, to the additional time-based vesting). If neither Performance Threshold is achieved, the Performance Awards will be forfeited by the recipients.

         The two Performance Thresholds are as follows:

              o The first Performance Threshold requires the arithmetic average of (1) the compound growth rate of pre-tax net operating income of the Company during the Performance Period and (2) the compound annual growth rate of the fully-diluted earnings per share of the Company during the Performance Period to equal or exceed 11%.

              o The second Performance Threshold requires the average assets under management of the Company to grow to a level that equals or exceeds $150 billion for any two consecutive quarters during the Performance Period, subject to the incremental assets raised in the Performance Period generating advisory revenues consistent with the prevailing revenue-generating profile of the Company's assets under management. In addition, the Committee may adjust the $150 billion figure in its discretion to account for significant transactions or events.


         After the satisfaction of the relevant Performance Threshold, additional time-based vesting is required. Restricted shares (plus accumulated dividend-equivalent shares) will vest in one installment (i.e., cliff vest) on January 14, 2011 and stock options will vest in three equal annual installments on January 14, 2009, January 14, 2010 and January 14, 2011.

         The Performance Awards also provide for fractional accelerated vesting if various specified events, including death, disability, termination without cause, or a change in control of the Company, occur during the Performance Period. In the event any such event occurs during the




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time vesting period after a Performance Threshold has been met, the vesting of the Performance Award will be accelerated.

         The Performance Awards are in addition to the regular annual equity incentive awards being granted to management in the normal course of administering the Company's annual bonus programs (including the Executive Officer Performance Plan), which do not include performance vesting.


Item 9.01.  Financial Statements and Exhibits.


(c)  Exhibits

      99.1 Second Amendment and Restatement of the Company's 1996 Equity Incentive Award Plan (Exhibit 10.1(c) to the Company's Form 10-K for year ended December 31, 2001)




                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                       NUVEEN INVESTMENTS, INC.


                                                       By: /s/ Alan G. Berkshire
                                                           ---------------------
                                                           Alan G. Berkshire
                                                           Senior Vice President

Dated:  January 21, 2005




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                                  EXHIBIT INDEX


Exhibit No.                             Description
-----------                             -----------

99.1 Second Amendment and Restatement of the Company's 1996 Equity Incentive Award Plan (Exhibit 10.1(c) to the Company's Form 10-K for year ended December 31,
                           2001)